Registration No. 333-01363

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

Post-Effective Amendment No. 7    ☒

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Amendment No. 18    ☒
(Check appropriate box or boxes.)

Panorama Separate Account
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)

1-800-234-5606
Depositor’s Telephone Number, including Area Code

Robert Liguori
Senior Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐     on                          pursuant to paragraph (a) of Rule 485.

☐     60 days after filing pursuant to paragraph (a) of Rule 485.

☐     immediately after filing pursuant to paragraph (b) of Rule 485.

☒     on May 1, 2002 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	Company

18	Underwriting Arrangements; Experts

19	Purchase of Securities Being Offered

20	Underwriting Arrangements

21	Performance Measures

22	How Annuity Payments are Determined

23	Financial Statements

PART A
INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company

Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include 12 funds offered through our separate account, Panorama Separate Account.

Deutsche Asset Management VIT Funds
•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

MML Series Investment Fund
•	MML Equity Index Fund—Class I Shares
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.

To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 29 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:
•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2002.

Table Of Contents

Table Of Contents
Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term

Page

Accumulation Phase	9

Accumulation Unit	14

Annuitant	10

Annuity Options	21

Annuity Payments	23

Annuity Service Center	1

Annuity Unit Value	23

Deferred Contract	9

Free Withdrawals	20

Immediate Contract	10

Income Phase	21

Maturity Date	21

Non-Qualified	25

Purchase Payment	11

Qualified	25

Separate Account	12

Tax Deferral	24

Index Of Special Terms
Highlights
This prospectus describes the general provisions of the Panorama contracts. You may review a copy of the contracts upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

•	5% for the first 5 contract years,

•	4% for contract years 6-10, and

•	0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

•	3% of the first $10,000,

•	2% of the next $90,000, and

•	1% of amounts over $100,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.
Highlights

Table Of Fees And Expenses

Immediate Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
3% of the first $10,000
2% of the next $90,000
1% of amounts over $100,000

Transfer Fee:
None

Policy Fee:
One-time fee of $70 per policy

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fees:
0.73%

Total Separate Account Annual Expenses:
0.73%

Deferred Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
None

Contingent Deferred Sales Charge:
(as a percentage of contract value withdrawn)

Contract Year	1	2	3	4	5	6	7	8	9	10	11 and later

Percent	5%	5%	5%	5%	5%	4%	4%	4%	4%	4%	0%

Transaction Charge:
Currently, none for the first 4 transfers in a contract year.
Currently, none for the first 1 withdrawal in a contract year.
$10 for each additional transfer or withdrawal in a contract year.

Annual Maintenance Charge:
$40 per contract year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fee:
0.73%

Total Separate Account Annual Expenses:
0.73%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2001)

	Management Fees	Other Expenses After Expense Reimbursements		Total Operating Expenses After Expense Reimbursements

MML Equity Index Fund—Class I Shares	0.10%	0.35%		0.45%

MML OTC 100 Fund	0.45%	0.11	% [2]	0.56%

MML Small Cap Equity Fund [3]	0.65%	0.04	% [2]	0.69%

Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%		0.68%

Oppenheimer Bond Fund/VA	0.72%	0.05%		0.77%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%		0.68%

Oppenheimer Global Securities Fund/VA	0.64%	0.06%		0.70%

Oppenheimer Money Fund/VA	0.45%	0.07%		0.52%

Panorama Growth Portfolio	0.62%	0.02%		0.64%

Panorama Total Return Portfolio	0.63%	0.02%		0.65%

Scudder VIT EAFE® Equity Index Fund [4]	0.45%	0.20%		0.65	% [1]

Scudder VIT Small Cap Index Fund [5]	0.35%	0.10%		0.45	% [1]

1 Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent of this expense cap reimbursement the management fees and other expenses for the Funds would be: 0.35% and 0.28% for the Small Cap Index Fund; 0.45% and 0.36% for the EAFE® Equity Index Fund.

2 We agreed to bear expenses of the MML Small Cap Equity Fund and the MML OTC 100 Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for the MML OTC 100 Fund include this reimbursement. If not included, the other expenses for this Fund in 2001 would have been 0.26% for the MML OTC 100 Fund. We did not reimburse any expenses of the MML Small Cap Equity Fund in 2001.

3 Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

4 Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.

5 Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the deferred contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

MML Equity Index		$65	$92	$126	$209

MML OTC 100		66	95	131	221

MML Small Cap Equity [1]		68	99	138	235

Oppenheimer Aggressive Growth		67	99	137	234

Oppenheimer Bond		68	101	142	243

Oppenheimer Capital Appreciation		67	99	137	234

Oppenheimer Global Securities		68	99	138	236

Oppenheimer Money		66	94	129	217

Panorama Growth		67	97	135	229

Panorama Total Return		67	98	136	230

Scudder VIT EAFE® Equity Index [2]		67	98	136	230

Scudder VIT Small Cap Index [3]		65	92	126	209

This second example assumes that you decided to begin the income phase at the end of each year shown.

	Year	1	3	5	10

MML Equity Index		$44	$52	$ 71	$157

MML OTC 100		46	56	77	169

MML Small Cap Equity [1]		47	60	84	184

Oppenheimer Aggressive Growth		47	60	84	183

Oppenheimer Bond		48	62	89	193

Oppenheimer Capital Appreciation		47	60	84	183

Oppenheimer Global Securities		47	60	85	185

Oppenheimer Money		45	55	75	165

Panorama Growth		46	58	82	178

Panorama Total Return		46	59	82	180

Scudder VIT EAFE® Equity Index [2]		46	59	82	180

Scudder VIT Small Cap Index [3]		44	52	71	157

Table Of Fees And Expenses
This third example assumes that you do not surrender your contract or begin the income phase.

	Year	1	3	5	10

MML Equity Index		$13	$41	$71	$157

MML OTC 100		14	45	77	169

MML Small Cap Equity [1]		16	49	84	184

Oppenheimer Aggressive Growth		16	49	84	183

Oppenheimer Bond		17	51	89	193

Oppenheimer Capital Appreciation		16	49	84	183

Oppenheimer Global Securities		16	49	85	185

Oppenheimer Money		14	44	75	165

Panorama Growth		15	47	82	178

Panorama Total Return		15	48	82	180

Scudder VIT EAFE® Equity Index [2]		15	48	82	180

Scudder VIT Small Cap Index [3]		13	41	71	157

1 Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.

2 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.

3 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $40 annual maintenance charge for deferred contracts as an annual charge of 0.114% of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater than or less than those shown.

There is an accumulation unit value history contained in Appendix A—Condensed Financial Information.
Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.
The Panorama Deferred
Variable Annuity Contract
General Overview

This annuity is a contract between you, the owner and us, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant’s age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.

Plan Type	Annuitant’s Age at Issue	Earliest Contract Maturity Date

Non-Qualified	Under Age 60	Age 65

Non-Qualified	Age 60 or older	5 years after contract issue date

Qualified	Under age 54 1 /2	Age 59 1 /2

Qualified	Age 54 1 /2 or older	5 years after contract issue date

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include twelve funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.
The Company/General Overview

The Panorama Immediate
Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among 12 funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.
Ownership of the Contract
Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. Currently, we will not issue a contract to you if you have passed your 75th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant.
Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$10,000 for an immediate contract; and

•	$500 for a deferred contract. However, if you purchase a deferred contract under an automatic investment plan, the minimum purchase payment is $40.

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million. Additional purchase payments may be made to this contract. However, additional purchase payments of less than $10 are subject to our approval.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You may make your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

MassMutual Panorama
P.O. Box 92230
Chicago, IL 60675-2230

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA # 021000021
MassMutual Account # 323065392
Ref: VA Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the necessary information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.
Purchasing a Contract

Investment Choices

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We currently divide this separate account into 12 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contracts offer 12 funds that are listed below. We may add additional funds in the future.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds was organized as a Massachusetts business trust in 1996.

Deutsche Asset Management, Inc. (“DAMI”) serves as the investment advisor to the Scudder VIT EAFE® Equity Index Fund and the Scudder VIT Small Cap Index Fund. DAMI is located at 280 Park Avenue, New York, New York 10017.

Scudder VIT EAFE® Equity Index Fund*. The Scudder VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE®) Index**. The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.
**The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Scudder VIT Small Cap Index Fund*.    The Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index**, which emphasizes stocks of small U.S. companies.

*Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.
**Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

MML Series Investment Fund (“MML Trust”)

MML Trust is a no-load, open-end, investment company. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a sub-advisory agreement with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Small Cap Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (DAMI). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MML Equity Index Fund — Class I Shares.    The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index® 1 .

Investment Choices
1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML OTC 100 Fund.    The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in NASDAQ 100 Index.®*

*NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Equity Fund.* The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of securities of smaller companies.

*Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”).

OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

Oppenheimer Aggressive Growth Fund/VA.    The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA.    The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA.    The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA.    The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Money Fund/VA.    The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Panorama Growth Portfolio.    The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.    The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.

Example: On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully-completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. We may increase this charge, but it will not exceed $20.

Currently, we waive this transaction charge on the first 4 transfers in any calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.
Contract Value

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, we may defer the first transfer for one month if we receive your fully completed election form or telephone request at our Annuity Service Center less than 5 business days from your selected start date. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your election, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

The Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	if you request a transfer other than through the Dollar Cost Averaging Program;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient value in the selected fund to make the transfer;

•	if your contract enters the income phase; or

•	if we receive your written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.
Contract Value

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value.

Partial withdrawals are subject to a contingent deferred sales charge and a $10 transaction charge if you make more than 1 partial withdrawal in any calendar year.

When you make a total withdrawal you will receive the value of your deferred contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any annual maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E – Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.

Requests in Writing.    To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.    We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requiring the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•
The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.    For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.    We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

You may make changes to your systematic withdrawal program by submitting a written request or request over the telephone to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death:

•	if we process the last withdrawal you selected;

•	if your value in a selected fund is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

•	3% of the purchase payment up to $10,000;

•	2% of the next $90,000; and

•	1% of any purchase payment over $100,000.

Example:  On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

If you withdraw:

•	from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

•	the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

Years since Contract Issued	Charge
1-5	5%
6-10	4%
11 or more	0%

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

Years	Deduction
1	3%
2	2%
3	1%
4 or more	0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges within a limited time period after your full withdrawal. Please refer to the Statement of Additional Information for a discussion of this reinvestment privilege.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•
If you surrender your deferred contract before April 30, 2003, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

Expenses

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

•
When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.
Expenses

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant’s 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E – Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A – Life Income.  We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months

Annuity Option C – Unit Refund Life Annuity.  We will make fixed or variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E – Specified Payments for a Variable Period.  We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Annuity Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A – Life Income.  We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity.  We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.
The Income Phase

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.
The Income Phase

Death Benefit

If the annuitant dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs—usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. These are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.
Death Benefit/Taxes

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1 /2;

•	paid after you die;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1 /2;

•	has severance from employment;

•	dies;

•	becomes disable, as the term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” and amounts payable to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1 /2
Taxes

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract. The purpose of the underwriter is to distribute the contract. MML Distributors is a wholly-owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.
Other Information

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 5% of purchase payments.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have selected,

•	to offer additional sub-accounts,

•	to operate the separate account as a different form of registered investment company, and

•	to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.
Other Information

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	The Separate Account
3.	Purchase of Securities Being Offered
4.	Underwriting Arrangements
5.	How Annuity Payments Are Determined
6.	How the Value of the Deferred Contract Is Determined
7.	How the Accumulation Unit Value is Determined
8.	Distribution on Death of Contract Owner
9.	Valuing the Underlying Fund Shares
10.	Performance Measures
11.	Federal Tax Matters
12.	Experts
13.	Appendix A—General Formulae
14.	Financial Statements

Other Information

(This page intentionally left blank.)

To:	MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama variable annuity contract.

Name

Address

City

State
Zip

Telephone

(This page intentionally left blank.)

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001*

Oppenheimer Bond
Qualified	$3.267301	$3.636070	$3.465955	$4.078803	$4.166877	$4.519364	$4.791679	$4.684600	$4.934218	$5.28
Non-Qualified	3.064477	3.410353	3.250807	3.825614	3.908213	—	—	—	—	—

Panorama Growth
Qualified	5.354570	6.441387	6.374619	8.706503	10.292858	12.912257	13.898348	13.278884	11.514126	10.22
Non-Qualified	4.804471	5.779640	5.719724	7.812045	9.235434	—	—	—	—	—

Oppenheimer Money
Qualified	2.078427	2.118784	2.183169	2.287780	2.386915	2.495743	2.607996	2.717791	2.864123	2.95
Non-Qualified	2.078427	2.118784	2.183169	2.287780	2.386915	—	—	—	—	—

Panorama Total Return
Qualified	3.710830	4.275618	4.183148	5.171950	5.641525	6.653722	7.325036	7.160020	6.929860	6.40
Non-Qualified	3.539112	4.077758	3.989561	4.932613	5.380456	—	—	—	—	—

MML
Equity Index**	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.87

MML
OTC 100**	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.63

MML
Small Cap Equity [1] **	NA	NA	NA	NA	NA	NA	NA	NA	NA	1.04

Oppenheimer
Aggressive Growth**	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.67

Oppenheimer
Capital Appreciation**	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.85

Oppenheimer
Global Securities**	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.89

Scudder VIT
EAFE® Equity Index [2] **	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.77

Scudder VIT
Small Cap Index [3] **	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.99

On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.

*	Commencing December 31, 2001, the Separate Account’s audited financial statements report net asset value per accumulation unit only to the hundredths place.
**	Commencement of public offering was May 1, 2001.
[1]	Prior to May 1, 2002, this Sub-Account was called the MML Small Cap Value Equity Sub-Account.
[2]	Prior to May 1, 2002, this Sub-Account was called the Deutsche EAFE® Equity Index Sub-Account.
[3]	Prior to May 1, 2002, this Sub-Account was called the Deutsche Small Cap Index Sub-Account.
Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001

Oppenheimer Bond
Qualified	14,143,333	15,073,893	13,871,625	12,557,687	10,741,696	14,108,226	13,586,995	10,641,643	6,366,563	5,826,864
Non- Qualified	6,574,546	7,908,608	7,418,128	6,881,942	6,038,091	21,099	10,723	58,107	—	—

Panorama Growth
Qualified	12,433,926	14,737,084	17,220,047	19,024,051	20,751,788	32,579,232	31,077,806	24,682,418	12,627,372	10,298,277
Non- Qualified	4,143,844	5,804,690	8,112,342	10,364,426	11,812,124	31,437	35,007	718	—	—

Oppenheimer Money
Qualified	22,097,803	17,590,977	16,994,675	16,334,145	14,263,683	17,065,734	17,595,145	16,361,801	11,091,772	10,160,704
Non- Qualified	6,486,440	5,512,931	6,528,538	6,227,229	6,442,517	—	—	147,633	—	—

Panorama Total Return
Qualified	79,608,133	89,157,511	95,758,769	96,555,427	92,523,786	121,488,969	110,149,245	89,593,227	48,152,721	38,962,877
Non- Qualified	26,163,888	34,510,874	41,329,166	41,857,538	40,974,027	207,509	174,388	9,682	—	—

MML Equity Index	NA	NA	NA	NA	NA	NA	NA	NA	NA	2,359,889

MML OTC 100	NA	NA	NA	NA	NA	NA	NA	NA	NA	454,754

MML Small Cap Equity [1]	NA	NA	NA	NA	NA	NA	NA	NA	NA	1,571,769

Oppenheimer Aggressive Growth	NA	NA	NA	NA	NA	NA	NA	NA	NA	2,894,696

Oppenheimer Capital Appreciation	NA	NA	NA	NA	NA	NA	NA	NA	NA	5,649,051

Oppenheimer Global Securities	NA	NA	NA	NA	NA	NA	NA	NA	NA	2,917,288

Scudder VIT EAFE® Equity Index [2]	NA	NA	NA	NA	NA	NA	NA	NA	NA	287,457

Scudder VIT Small Cap Index [3]	NA	NA	NA	NA	NA	NA	NA	NA	NA	447,871

Prior to June 1, 1996, the Condensed Financial Information reflected the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, we substituted shares of Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Oppenheimer Money and Oppenheimer Bond sub-accounts investment in the Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA, respectively.
[1]	Prior to May 1, 2002, this Sub-Account was called the MML Small Cap Value Equity Sub-Account.
[2]	Prior to May 1, 2002, this Sub-Account was called the Deutsche EAFE® Equity Index Sub-Account.
[3]	Prior to May 1, 2002, this Sub-Account was called the Deutsche Small Cap Index Sub-Account.

Appendix A

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PANORAMA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

PANORAMA SEPARATE ACCOUNT
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 2002, a copy of which may be obtained by writing MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or calling 1 (800) 366-8226.

May 1, 2002

COMPANY

        Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

THE SEPARATE ACCOUNT

        Panorama Separate Account (the “Separate Account”) was established on June 23, 1981 in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the Separate Account.

        Under Massachusetts law, the assets of the Separate Account are owned by MassMutual, but they are held separately from the other assets of MassMutual and are not chargeable with liabilities incurred in any business operation of MassMutual (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of MassMutual. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of MassMutual’s General Account assets or any other separate account maintained by MassMutual.

        The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of MassMutual.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

UNDERWRITING ARRANGEMENTS

        MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. No compensation was paid to MML Distributors in 2000 or in 2001.

        Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 1999, 2000 and 2001, commission payments amounted to $204,366, $139,666 and $99,157 respectively.

        MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

        The offering is on a continuous basis.

HOW ANNUITY PAYMENTS ARE DETERMINED

        The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

        FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1 /2% per year.

        SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each sub-account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one sub-account to another.

        THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

        For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the sub-account plus the assumed interest rate used in constructing the annuity table.

        For contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant’s age for each twenty (20) calendar years in birth date as shown in the following table:

Year of Birth	Adjusted Age
Before 1900	Actual Age +1
1900—1919	Actual Age
1920—1939	Actual Age - 1
1940—1959	Actual Age - 2
1960—1979	Actual Age - 3

        Adjustments for years of birth after 1979 are made in a consistent manner.

        The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one sub-account is to be used to fund an annuity, the procedure would be repeated for each sub-account and annuity payments would be the total of those generated in each sub-account.

        For deferred contracts in the income phase under a life annuity option during the first three years after issuance, the accumulated value will be subject to a contingent deferred sales charge.

        Upon receipt of an election to exchange all or a portion of the annuity units of one sub-account for those of another, MassMutual will determine the dollar value of the next annuity payment from the first sub-account on its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the sub-account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original sub-account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each sub-account.

HOW THE VALUE OF THE DEFERRED CONTRACT IS DETERMINED

        The contract value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each sub-account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable contingent deferred sales charges for making a full withdrawal of contract value must be deducted from this contract value to determine the amount that would be received upon a full withdrawal.

HOW THE ACCUMULATION UNIT VALUE IS DETERMINED

        The value of an accumulation unit in each sub-account was set at $1.00 on the valuation date on which funds were first placed in the sub-account. Generally, a valuation date is any date on which MassMutual and the New York Stock Exchange are open for business. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended. A valuation period is a period of time between valuation dates.

        Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works.

        The factor’s purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the sub-account. The actual determination of the net investment factor is as follows.

        At each valuation date, a net investment factor for each sub-account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

(a)  is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

(b) is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

(c) is .000020 multiplied by the number of days in the valuation period.

        Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

DISTRIBUTION ON DEATH OF CONTRACT OWNER

        The Deficit Reduction Act of 1984 (“DRA”) requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner’s death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner’s date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner’s surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

        As a result of the technical corrections to the DRA effective for contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities (“TSAs”) and Individual Retirement Annuities (“IRAs”). (However, these plans are subject to similar required distribution rules.)

        For contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.

VALUING THE UNDERLYING FUND SHARES

        The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund’s custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.

PERFORMANCE MEASURES

        MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        We will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge, and all other fund, separate account and contract level charges, except premium taxes, if any. The annual maintenance charge will be apportioned among the sub-accounts of the separate account based upon the percentage of in-force contracts investing in each of the sub-accounts.

        If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

The standardized average annual total returns for the Sub-Accounts for the period ended December 31, 2001, are listed in the Standardized Total Returns table below.

Non-Standard Total Returns

        We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date (January 21, 1982), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

        Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed in the Average Annual Total Returns table below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (January 21, 1982) which they were not. Beginning on the contract inception date (January 21, 1982), actual accumulation unit values are used for the calculations.

        On June 1, 1996, the Oppenheimer Bond/VA and Oppenheimer Money/VA were substituted for the Panorama Income and Panorama Money Market Portfolios respectively. The returns shown assume the Oppenheimer Bond/VA and Oppenheimer Money/VA were a part of the contract for all periods illustrated.

Average Annual Total Returns(1)

Fund (Inception)	Since Inception of Fund	10 Year 12/31/91- 12/31/01	5 Year 12/31/96- 12/31/01	3 Year 12/31/98- 12/31/01	1 Year 12/31/00- 12/31/01	Year to Date (Cumulative) 12/31/01
MML Equity Index—Class I Shares (5/1/97)	8.15%	—	—	-2.26%	-12.96%	-12.96%
MML OTC 100 (5/1/00)	-41.39	—	—	—	-33.58	-33.58
MML Small Cap Equity (6/1/98)(5)(8)	-0.41	—	—	4.37	2.60	2.60
Oppenheimer Aggressive Growth/VA (8/15/86)	11.96	10.95%	6.27%	3.10	-31.77	-31.77
Oppenheimer Bond/VA (4/3/85)	7.37	5.87	4.85	3.28	7.00	7.00
Oppenheimer Capital Appreciation/VA (4/3/85)	13.58	14.37	13.35	6.52	-13.22	-13.22
Oppenheimer Global Securities/VA (11/12/90)(3)	11.95	13.08	14.56	12.75	-12.68	-12.68
Oppenheimer Money/VA (4/3/85)(2)(7)	4.87	4.00	4.35	4.23	3.10	3.10
Panorama Growth (1/21/82)	12.37	7.85	-0.15	-9.75	-11.26	-11.26
Panorama Total Return (9/30/82)	10.12	6.56	2.56	-4.39	-7.62	-7.62
Scudder VIT EAFE® Equity Index (8/22/97)(3)(9)	-2.86	—	—	-7.81	-25.24	-25.24
Scudder VIT Small Cap Index (8/25/97)(5)(10)	3.69	—	—	4.88	1.32	1.32

Standardized Total Returns through 12/31/01

        The following numbers are SEC required returns for 1, 5 and 10 years or since inception of the funds within the contract. The numbers assume a single $1,000 payment made at the beginning of the period and full redemption at the end. They assume that the contract is redeemed and reflect all fund and contract level charges, except premium taxes, if any.

Sub-Account	Since Inception Within Contract(4)	10 Years	5 Years	1 Year
MML Equity Index(6)	-17.74%	—	—	—
MML OTC 100(6)	-40.14	—	—	—
MML Small Cap Equity(5)(6)(8)	-1.29	—	—	—
Oppenheimer Aggressive Growth(6)	-36.65	—	—	—
Oppenheimer Bond	—	5.58%	3.75%	1.80%
Oppenheimer Capital Appreciation(6)	-19.34	—	—	—
Oppenheimer Global Securities(3)(6)	-15.37	—	—	—
Oppenheimer Money(7)	—	3.79	3.35	-1.79
Panorama Growth	—	7.02	-2.04	-16.50
Panorama Total Return	—	5.14	0.08	-13.65
Scudder VIT EAFE® Equity Index(3)(6)(9)	-27.19	—	—	—
Scudder VIT Small Cap Index(5)(6)(10)	-5.50	—	—	—

(1)
Average Annual Total Returns: For periods of one year or less, it is the percentage change in an Accumulation Unit. For periods greater than one year, it is the effective annual compounded rate of return. They do not reflect contingent deferred sales loads (a maximum of 5%, minimum of 0%), annual maintenance charge, or premium taxes. Their inclusion would reduce the returns shown. The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Inception date of the contract was January 21, 1982.

(2)	Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
(3)	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
(4)	“Since Inception” Total Returns is for 1/16/01-12/31/01. “Since Inception” Total Returns are not shown if 10 Year Total Returns exist.
(5)
Investments in companies with small market capitalizations (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all which may cause price volatility.

(6)	Inception date within contract: 1/16/01.
(7)
An investment in the money market Fund/Sub-Account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Fund/Sub-Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund/Sub-Account.

(8)	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund and this Sub-Account was called the MML Small Cap Value Equity Sub-Account.
(9)	Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund and this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(10)	Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund and this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.

        Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        We may also show yield and effective yield for the Money Market sub-account over a seven-day period, which it then “annualizes”. This means that when we calculate yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly but when it annualizes the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

        These figures will reflect a deduction for Fund, separate account, and certain contract level charges and the annual maintenance charge assuming such contract remains in force. The annual maintenance charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

        The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 2001 is as follows:

Before Annual Maintenance Charge
7-Day Yield:	0.69%
7-Day Effective Yield:	0.70%
After Annual Maintenance Charge (Annual Maintenance Charge is 0.114%)
7-Day Yield:	0.58%
7-Day Effective Yield:	0.58%

FEDERAL TAX MATTERS

General

        Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

        MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

        MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59  1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

        The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1 /2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain information disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year through 2001. Roth IRA purchase payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayer’s 2001 IRA contributions, including Roth IRA and non-Roth IRA. This limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

        Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

        Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        The financial statements included in this Statement of Additional Information for the Panorama Separate Account and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and changes in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

APPENDIX A

GENERAL FORMULAE

(1)  Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

        Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

        The net investment factor for the sub-account for this valuation period would be:

1.250000 + 000066 - 000003 - 000020 1.249536—000002	- .000020 = 1.000387

        The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2)  General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.

Accumulated Value on the Maturity Date
Number of Annuity Units =	divided by 1,000 × Purchase Rate Annuity Unit Value on the Maturity Date

Annuity Unit Value =	Value of Annuity Unit on Preceding Valuation Date ×	Net Investment Factor for The Preceding Valuation Period 1.00 plus rate of interest for number of days in current Valuation Period at 3.5% yearly rate.

Dollar Amount of = Annuity Payment	Number of Annuity Units in × each Sub-Account	Annuity Unit Value on Payment Date in each Sub-Account

        The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

        Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

        As described under “How are immediate contract annuity payments determined?”, the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.

        If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

        Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

        The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

        This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3)  General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.

        Following the annuitant’s death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:

(a)	=	Accumulated Value on the Maturity Date Annuity Unit Value on the Maturity Date

(b)	=	number of Annuity Units represented by each monthly annuity payment made × number of monthly payments made

        For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant’s death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:

{($10,000 : $2.00) - (30.5 × 10)} × $2.05 =
(5,000 - 305) × $2.05 =
4,695 × $2.05 =	$9,624.75

Independent Auditors’ Report

The Board of Directors and Contract Owners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of the Panorama Separate Account (“the Account”), as of December 31, 2001, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002
Panorama Separate Account

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML OTC 100 Sub-Account	†Oppen- heimer Money Sub-Account	††Oppe- nheimer Bond Sub-Account	Oppen- heimer Aggressive Growth Sub-Account	Oppen- heimer Capital Appreciation Sub-Account	Oppen- heimer Global Securities Sub-Account	*Panorama Total Return Sub-Account	**Panorama Growth Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account

ASSETS

Investments

Number of shares	144,489	168,756	70,563	30,296,347	2,768,167	47,337	130,977	113,614	195,370,737	61,542,490	41,523	26,257

Identified cost (Note 3B)	$ 2,220,416	$ 1,567,065	$ 349,311	$ 30,296,347	$ 31,489,516	$ 2,527,942	$ 5,470,426	$ 2,918,688	$315,326,596	$148,289,584	$ 453,277	$ 257,758

Value (Note 3A)	$ 2,043,077	$ 1,631,373	$ 286,481	$ 30,296,347	$ 31,031,149	$ 1,927,565	$ 4,791,152	$ 2,594,955	$252,028,256	$106,468,509	$ 445,546	$ 220,294

Dividends receivable	-	-	-	11,008	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	344	1,834	49	35,748	876	2,636	5,089	3,892	-	-	-	34

Total assets	2,043,421	1,633,207	286,530	30,343,103	31,032,025	1,930,201	4,796,241	2,598,847	252,028,256	106,468,509	445,546	220,328

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	-	-	2,863	6,499	-	-	-	15,131	26,749	-	-

Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	336,119	156,855	18	-

Total liabilities	-	-	-	2,863	6,499	-	-	-	351,250	183,604	18	-

NET ASSETS	$ 2,043,421	$ 1,633,207	$ 286,530	$ 30,340,240	$ 31,025,526	$ 1,930,201	$ 4,796,241	$ 2,598,847	$251,677,006	$106,284,905	$ 445,528	$ 220,328

Net Assets:

Accumulation units-value	$ 2,043,421	$ 1,633,207	$ 286,530	$ 30,003,510	$ 30,763,215	$ 1,930,201	$ 4,796,241	$ 2,598,847	$249,425,301	$105,222,244	$ 445,528	$ 220,328

Annuity reserves (Note 3E)	-	-	-	336,730	262,311	-	-	-	2,251,705	1,062,661	-	-

Net assets	$ 2,043,421	$ 1,633,207	$ 286,530	$ 30,340,240	$ 31,025,526	$ 1,930,201	$ 4,796,241	$ 2,598,847	$251,677,006	$106,284,905	$ 445,528	$ 220,328

Accumulation units (Note 7 and 8)

Contract owners	2,359,889	1,571,769	454,754	10,160,704	5,826,864	2,894,696	5,649,051	2,917,288	38,962,877	10,298,277	447,871	287,457

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.87	$ 1.04	$ 0.63	$ 2.95	$ 5.28	$ 0.67	$ 0.85	$ 0.89	$ 6.40	$ 10.22	$ 0.99	$ 0.77

December 31, 2000	-	-	-	2.86	4.93	-	-	-	6.93	11.51	-	-

†	Prior to January 16, 2001, this Sub-Account was called Money Market Sub-Account

††	Prior to January 16, 2001, this Sub-Account was called Income Sub-Account

*	Prior to January 16, 2001, this Sub-Account was called Total Return Sub-Account

**	Prior to January 16, 2001, this Sub-Account was called Growth Sub-Account

See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	#MML Equity Index Sub-Account	#MML Small Cap Value Equity Sub-Account	#MML OTC 100 Sub-Account	†Oppen- heimer Money Sub-Account	††Oppen- heimer Bond Sub-Account	#Oppen- heimer Aggressive Growth Sub-Account	#Oppen- heimer Capital Appreciation Sub-Account	#Oppen- heimer Global Securities Sub-Account	*Panorama Total Return Sub-Account	**Panorama Growth Sub-Account	#Deutsche VIT Small Cap Index Sub-Account	#Deutsche VIT EAFE® Equity Index Sub-Account

Investment Income

Dividends (Note 3B)	$ 18,097	$ 7,815	$ 11	$ 1,193,094	$ 2,395,545	$ 196,161	$ 223,772	$ 189,688	$ 13,071,957	$ 1,556,277	$ 23,498	$ -

Expenses

Mortality and expense risk fees (Note 4)	11,079	6,813	1,717	230,296	231,595	10,326	23,653	13,240	2,088,049	884,146	2,059	1,187

Net investment income (loss) (Note 3C)	7,018	1,002	(1,706)	962,798	2,163,950	185,835	200,119	176,448	10,983,908	672,131	21,439	(1,187)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(26,112)	(9,281)	(42,256)	-	(195,372)	(62,349)	(58,105)	(17,597)	(16,608,999)	(11,082,383)	(1,194)	(4,053)

Change in net unrealized appreciation (depreciation) of investments	(177,339)	64,308	(62,830)	-	152,494	(600,377)	(679,275)	(323,733)	(18,801,677)	(5,067,117)	(7,731)	(37,464)

Net gain (loss) on investments	(203,451)	55,027	(105,086)	-	(42,878)	(662,726)	(737,380)	(341,330)	(35,410,676)	(16,149,500)	(8,925)	(41,517)

Net increase (decrease) in net assets resulting from operations	$ (196,433)	$ 56,029	$ (106,792)	$ 962,798	$ 2,121,072	$ (476,891)	$ (537,261)	$ (164,882)	$ (24,426,768)	$ (15,477,369)	$ 12,514	$ (42,704)

#	For the Period January 16, 2001 (Commencement of Operations) Through December 31, 2001.

†	Prior to January 16, 2001, this Sub-Account was called Money Market Sub-Account

††	Prior to January 16, 2001, this Sub-Account was called Income Sub-Account

*	Prior to January 16, 2001, this Sub-Account was called Total Return Sub-Account

**	Prior to January 16, 2001, this Sub-Account was called Growth Sub-Account

See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	#MML Equity Index Sub-Account	#MML Small Cap Value Equity Sub-Account	#MML OTC 100 Sub-Account	†Oppen- heimer Money Sub-Account	††Oppen- heimer Bond Sub-Account	#Oppen- heimer Aggressive Growth Sub-Account	#Oppen- heimer Capital Appreciation Sub-Account	#Oppen- heimer Global Securities Sub-Account	*Panorama Total Return Sub-Account	**Panorama Growth Sub-Account	#Deutsche VIT Small Cap Index Sub-Account	#Deutsche VIT EAFE® Equity Index Sub-Account

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 7,018	$ 1,002	$ (1,706)	$ 962,798	$ 2,163,950	$ 185,835	$ 200,119	$ 176,448	$ 10,983,908	$ 672,131	$ 21,439	$ (1,187)

Net realized gain (loss) on investments	(26,112)	(9,281)	(42,256)	-	(195,372)	(62,349)	(58,105)	(17,597)	(16,608,999)	(11,082,383)	(1,194)	(4,053)

Change in net unrealized appreciation (depreciation) of investments	(177,339)	64,308	(62,830)	-	152,494	(600,377)	(679,275)	(323,733)	(18,801,677)	(5,067,117)	(7,731)	(37,464)

Net increase (decrease) in net assets resulting from operations	(196,433)	56,029	(106,792)	962,798	2,121,072	(476,891)	(537,261)	(164,882)	(24,426,768)	(15,477,369)	12,514	(42,704)

Capital transactions: (Note 7)

Net contract payments	208,163	108,232	52,381	1,585,083	488,380	171,715	478,442	182,505	4,363,483	2,577,150	22,351	53,255

Withdrawal of funds	(69,287)	(12,360)	(382)	(9,546,608)	(6,307,329)	(13,843)	(81,581)	(49,146)	(51,403,275)	(17,344,502)	(7,879)	(1,613)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(4,130)	(364)	1,164	3,289	(7,826)	(3,109)	(1,364)	(1,201)	66,839	56,414	156	133

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(7)	(14)	-	3,091	8,462	(3)	(3)	(1)	54,759	30,280	-	-

Withdrawal due to administrative and contingent deferred sales charge	(1,616)	(739)	(342)	(23,872)	(27,386)	(1,481)	(3,270)	(1,737)	(281,696)	(167,588)	(316)	(177)

Annuity benefit payments	-	-	-	(66,982)	(29,648)	-	-	-	(238,055)	(102,142)	-	-

Sub-Account transfers	2,106,731	1,482,423	340,501	5,266,352	3,100,985	2,253,813	4,941,278	2,633,308	(12,793,042)	(9,962,485)	418,702	211,434

Net increase (decrease) in net assets resulting from capital transactions	2,239,854	1,577,178	393,322	(2,779,648)	(2,774,361)	2,407,092	5,333,502	2,763,729	(60,230,987)	(24,912,872)	433,014	263,032

Net increase (decrease)	2,043,421	1,633,207	286,530	(1,816,850)	(653,289)	1,930,201	4,796,241	2,598,847	(84,657,755)	(40,390,241)	445,528	220,328

NET ASSETS, at beginning of the period/year	-	-	-	32,157,090	31,678,815	-	-	-	336,334,761	146,675,146	-	-

NET ASSETS, at end of the year	$ 2,043,421	$ 1,633,207	$ 286,530	$ 30,340,240	$ 31,025,526	$ 1,930,201	$ 4,796,241	$ 2,598,847	$251,677,006	$106,284,905	$ 445,528	$ 220,328

#	For the Period January 16, 2001 (Commencement of Operations) Through December 31, 2001.

†	Prior to January 16, 2001, this Sub-Account was called Money Market Sub-Account

††	Prior to January 16, 2001, this Sub-Account was called Income Sub-Account

*	Prior to January 16, 2001, this Sub-Account was called Total Return Sub-Account

**	Prior to January 16, 2001, this Sub-Account was called Growth Sub-Account

See Notes to Financial Statements.

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	Total Return Sub-Account	Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 79,709,247	$ 64,071,282	$ 2,206,254	$ 3,316,262

Net realized gain (loss) on investments	(24,276,284)	(15,190,529)	-	(1,114,837)

Change in net unrealized appreciation (depreciation) of investments	(68,463,695)	(79,150,346)	-	(436,995)

Net increase (decrease) in net assets resulting from operations	(13,030,732)	(30,269,593)	2,206,254	1,764,430

Capital transactions: (Note 7)

Net contract payments	7,385,672	5,616,319	2,315,120	503,268

Withdrawal of funds	(270,487,775)	(146,839,854)	(54,169,267)	(19,491,991)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,203,650)	(681,350)	(55,565)	(28,046)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	32,324	65,556	5,556	14,264

Withdrawal due to administrative and contingent deferred sales charge	(370,764)	(224,820)	(29,392)	(30,904)

Annuity benefit payments	(269,004)	(126,186)	(42,308)	(28,109)

Sub-Account transfers	(27,279,929)	(8,629,425)	37,057,500	(1,148,146)

Net increase (decrease) in net assets resulting from capital transactions	(292,193,127)	(150,819,760)	(14,918,356)	(20,209,664)

Total increase (decrease)	(305,223,859)	(181,089,353)	(12,712,102)	(18,445,234)

NET ASSETS, at beginning of the year	641,558,620	327,764,499	44,869,192	50,124,049

NET ASSETS, at end of the year	$ 336,334,761	$ 146,675,146	$ 32,157,090	$ 31,678,815

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA

**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA

See Notes to Financial Statements.

Panorama Separate Account

Notes To Financial Statements

1.	HISTORY

Panorama Separate Account (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for MassMutual’s Individual Deferred and Immediate Variable Annuity Contracts with single or periodic purchase payments.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Panorama Separate Account assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of twelve Sub-Accounts. Each Sub-Account invests in shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”) or Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Three of its thirteen separate series are available to the Separate Account’s contract owners: MML Equity Index Fund, MML Small Cap Value Equity Fund, and MML OTC 100 Fund. MassMutual serves as investment adviser of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act, with five of its Funds available to Separate Account contract owners: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, and Oppenheimer Global Securities Fund/VA.

Panorama Fund is an open-end, management investment company registered under the 1940 Act, with two of its Portfolios available to Separate Account contract owners: Panorama Total Return Portfolio and Panorama Growth Portfolio. Oppenheimer Funds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Oppenheimer Funds and Panorama Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with two of its separate series available to the Separate Account’s contract owners: Deutsche VIT Small Cap Index Fund and Deutsche VIT EAFE® Equity Index Fund. Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the investment adviser to the Funds.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in Oppenheimer Funds and Panorama Fund are each stated at market value which is the net asset value per share of each of the respective underlying Portfolios/Funds.
Notes To Financial Statements (Continued)

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D. Annuitant Mortality Fluctuation Reserve

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $46,727 and $118,187 for the years ended December 31, 2001 and 2000. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be assumed by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E. Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

On immediate contracts (contracts in which annuity payments commence immediately), deductions for sales charges and premium taxes on contracts issued to residents of certain states, are made from contract payments at the time of purchase. This is in addition to a one-time policy fee of $70.

All deferred contracts (contracts in which annuity payments commence in the future) are subject to the annual maintenance charge (currently $40) and the transaction charge (currently $10.) The maintenance charge is made to cover the administrative costs while the transaction charge is designed to offset the costs of processing requests for transfers of the accumulated value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions. The transaction charge may be waived if certain withdrawal criteria are met.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to .73% of the daily net asset value of the Separate Account’s assets.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred in the Separate Account by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

Notes To Financial Statements (Continued)

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Aggressive Growth Sub-Account

Cost of purchases	$ 2,365,275	$ 1,669,482	$ 450,728	$ 8,070,106	$ 5,562,853	$ 2,666,054

Proceeds from sales	$ (118,746)	$ (93,136)	$ (59,160)	$ (9,913,338)	$ (6,199,451)	$ (75,763)

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account

Cost of purchases	$ 5,698,615	$ 2,995,538	$ 13,701,276	$ 2,256,187	$ 470,972	$ 287,924

Proceeds from sales	$ (170,084)	$ (59,254)	$(63,064,346)	$ (26,552,367)	$ (16,501)	$ (26,113)

7. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer Aggressive Growth Sub-Account

Units purchased	$ 233,436	$ 109,925	$ 87,357	$ 544,173	$ 93,491	$ 245,636

Units withdrawn	(78,052)	(13,274)	(1,130)	(3,277,757)	(1,225,006)	(22,534)

Units transferred between Sub-Accounts	2,204,505	1,475,118	368,527	1,802,516	591,816	2,671,594

Net increase (decrease)	$ 2,359,889	$ 1,571,769	$ 454,754	$ (931,068)	$ (539,699)	$ 2,894,696

Units, at beginning of the period/year	-	-	-	11,091,772	6,366,563	-

Units, at end of the year	$ 2,359,889	$ 1,571,769	$ 454,754	$ 10,160,704	$ 5,826,864	$ 2,894,696

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account

Units purchased	$ 566,518	$ 205,915	$ 665,575	$ 243,510	$ 25,201	$ 64,477

Units withdrawn	(92,564)	(56,006)	(7,913,450)	(1,643,187)	(8,826)	(2,243)

Units transferred between Sub-Accounts	5,175,097	2,767,379	(1,941,969)	(929,418)	431,496	225,223

Net increase (decrease)	$ 5,649,051	$ 2,917,288	$ (9,189,844)	$ (2,329,095)	$ 447,871	$ 287,457

Units, at beginning of the period/year	-	-	48,152,721	12,627,372	-	-

Units, at end of the year	$ 5,649,051	$ 2,917,288	$ 38,962,877	$ 10,298,277	$ 447,871	$ 287,457

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000	Total Return Sub-Account	Growth Sub-Account	Money Market Sub-Account	Income Sub-Account

Units purchased	$ 1,022,858	$ 445,475	$ 830,190	$ 105,732

Units withdrawn	(38,166,777)	(11,679,543)	(19,574,360)	(4,134,899)

Units transferred between Sub-Accounts	(3,894,695)	(702,362)	13,474,141	(245,913)

Net increase (decrease)	$ (41,038,614)	$ (11,936,430)	$ (5,270,029)	$ (4,275,080)

Units, at beginning of the year	89,191,335	24,563,802	16,361,801	10,641,643

Units, at end of the year	$ 48,152,721	$ 12,627,372	$ 11,091,772	$ 6,366,563

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Equity Index Sub-Account
December 31,

2001*	2,359,889	$0.87	$2,043,421	0.73%	(13.41)%

MML Small Cap Value Equity Sub-Account
December 31,

2001*	1,571,769	1.04	1,633,207	0.73%	3.91%

MML OTC 100 Sub-Account
December 31,

2001*	454,754	0.63	286,530	0.73%	(36.99)%

Oppenheimer Money Sub-Account
December 31,

2001	10,160,704	2.95	30,340,240	0.73%	3.10%

2000	11,227,552	2.86	32,157,090	0.73%	5.38%

1999	16,509,434	2.72	44,869,192	0.73%	4.21%

1998	17,595,145	2.61	45,888,067	0.73%	4.50%

1997	17,065,734	2.50	42,591,686	0.73%	4.56%

Oppenheimer Bond Sub-Account
December 31,

2001	5,826,864	5.28	31,025,526	0.73%	7.00%

2000	6,420,230	4.93	31,678,815	0.73%	5.33%

1999	10,699,750	4.68	50,124,049	0.73%	(2.23)%

1998	13,597,718	4.79	65,155,900	0.73%	6.03%

1997	14,129,325	4.52	63,848,815	0.73%	8.46%

Oppenheimer Aggressive Growth Sub-Account
December 31,

2001*	2,894,696	0.67	1,930,201	0.73%	(33.32)%

Oppenheimer Capital Appreciation Sub-Account
December 31,

2001*	5,649,051	0.85	4,796,241	0.73%	(15.10)%

Oppenheimer Global Securities Sub-Account
December 31,

2001*	2,917,288	0.89	2,598,847	0.73%	(10.91)%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

Panorama Total Return Sub-Account
December 31,

2001	38,962,877	6.40	251,677,006	0.73%	(7.62)%

2000	48,534,135	6.93	336,334,761	0.73%	(3.21)%

1999	89,602,909	7.16	641,558,620	0.73%	(2.25)%

1998	110,323,633	7.33	808,124,583	0.73%	10.09%

1997	121,696,478	6.65	809,658,330	0.73%	17.94%

Panorama Growth Sub-Account
December 31,

2001	10,298,277	10.22	106,284,905	0.73%	(11.26)%

2000	12,738,713	11.51	146,675,146	0.73%	(13.29)%

1999	24,683,136	13.28	327,764,499	0.73%	(4.46)%

1998	31,112,813	13.90	432,416,702	0.73%	7.64%

1997	32,610,669	12.91	421,031,652	0.73%	25.45%

Deutsche VIT Small Cap Index Sub-Account
December 31,

2001*	447,871	0.99	445,528	0.73%	(0.53)%

Deutsche VIT EAFE® Equity Index Sub-Account
December 31,

2001*	287,457	0.77	220,328	0.73%	(23.35)%

*	Commenced operations

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002 (except with respect to the
    matter discussed in note 16, as to which
    the date is March 9, 2002)

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Notes to Statutory Financial Statements, Continued

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
Notes to Statutory Financial Statements, Continued

2.	ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

	The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

	Deferred income taxes				$479.8
	Derivatives marked to market				432.8
	Change in carrying value of subsidiaries				206.2
	Change in real estate depreciation				(84.2)
	Claim expense reserve				(63.2)
	Other				9.8

	Cumulative effect of change in statutory accounting principles				$981.2

	The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.	INVESTMENTS

	The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

	a. Bonds

	The carrying value and estimated fair value of bonds were as follows:

		December 31, 2001

		Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses		Estimated Fair Value

		(In Millions)
	U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –		$ 3,149.5
	Debt securities issued by foreign governments	22.1	0.2	0.2		22.1
	Asset-backed securities	654.1	5.6	4.6		655.1
	Mortgage-backed securities	4,088.0	13.0	–		4,101.0
	State and local governments	75.7	3.3	–		79.0
	Corporate debt securities	15,095.6	80.2	119.1		15,056.7
	Utilities	992.6	13.8	4.0		1,002.4
	Affiliates	2,519.0	–	1.3		2,517.7

		$26,596.3	$116.4	$129.2		$26,583.5

Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
Notes to Statutory Financial Statements, Continued

	Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c.	Mortgage Loans

	Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

	At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

	2002		$363.5
	2003		418.6
	2004		395.9
	2005		518.4
	2006		816.6
	Thereafter		2,937.7

	Commercial loans		5,450.7
	Mortgage loan pools		1,479.4

	Mortgage loans		$6,930.1

	The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

	The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

	Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

	The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

		2001	2000

		(In Millions)
	California	$1,038.9	$ 979.4
	Massachusetts	525.1	306.0
	Texas	473.4	470.1
	Illinois	403.3	364.6
	New York	380.0	458.4
	Florida	311.3	386.9
	All other states	2,318.7	2,717.2

	Commercial loans	5,450.7	5,682.6
	Nationwide loan pools	1,479.4	1,266.9

	Mortgage loans	$6,930.1	$6,949.5

d.	Reverse Repurchase Agreements

	The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e.	Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

Notes to Statutory Financial Statements, Continued

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

6. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

7. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

Notes to Statutory Financial Statements, Continued

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

9. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

10. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

12. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Notes to Statutory Financial Statements, Continued

Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

13. LEASES

The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

14. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

15. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
Notes to Statutory Financial Statements, Continued

16. SUBSEQUENT EVENT

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        a.  Financial Statements

    Financial Statements Included in Part A

Condensed Financial Information

    Financial Statements Included in Part B

The Registrant

Report of Independent Auditors’.
Statement of Assets and Liabilities as of December 31, 2001.
Statement of Operations for the year ended December 31, 2001.
Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000.
Notes to Financial Statements.

The Depositor

Report of Independent Auditors’.
Statutory Statements of Financial Position as of December 31, 2001 and 2000.
Statutory Statements of Income for the Years Ended December 31, 2001, 2000, and 1999.
Statutory Statements of Changes in Policyholders’ Contingency Reserves for the Years Ended December 31, 2001, 2000, and 1999.
Statutory Statements of Cash Flows for the Years Ended December 31, 2001, 2000 and 1999.
Notes to Statutory Financial Statements.

        b.  Exhibits

1(a).	Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”) establishing the Separate Account(5).

2.	Not Applicable.

3(a).	Form of Principal Underwriting Agreement between CML and Connecticut Mutual Financial Services, LLC.(5)

3(b).	Form of Underwriting and Servicing Agreement between the Company and MML Investors Services, Inc.(2)

4(a).	Form of Individual Deferred Variable Annuity Contract.(5)

4(b).	Form of Individual Immediate Variable Annuity Contract.(5)

5.	Form of Application.(5)

6(a).	Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Co.(3)

6(b).	Copy of the by-laws of Massachusetts Mutual Life Insurance Co.(3)

7.	Not Applicable.

8(a).	Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.(3)

8(b).	Copy of the Form of Participation Agreement with Panorama Series Funds, Inc.(3)

9.	Opinion of and Consent of Counsel.(1)

10 (a).	Consent of Independent Auditors’, Deloitte and Touche LLP.(1)

10 (b).	Powers of Attorney.(6)

10 (c).	Powers of Attorney for Robert J. O’Connell.(3)

10 (d).	Power of Attorney for Roger G. Ackerman.(7)

10 (e).	Power of Attorney for Howard Gunton.(8)

10 (f).	Power of attorney for Marc Racicot.(9)

11.	Not Applicable.

12.	Not Applicable.

13.	Copy of the Schedule of Computation of Performance.(4)

14.	None

(1)	Filed herewith.
(2)	Incorporated by reference to Registrant’s Initial Registration Statement (333-01363) filed March 1, 1996.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 3 to Registration Statement File No. 333-01363, effective May 1, 1998.
(6)	Incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.
(7)	Incorporated by reference to Registration Statement No. 333-45039, filed on June 4, 1998.
(8)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
(9)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4.

Item 25.    Directors and Officers of the Depositor

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director	Corning, Inc.
P.O. Box 45	Chairman (2001)
Phoenix, NY 13135	Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director	Resolute Partners, LLC
2 Soundview Drive	Chairman (since 1997)
Greenwich, CT 06836

Gene Chao, Director	Computer Projections, Inc.
733 SW Vista Avenue	Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director	WGL Holdings, Inc.
1100 H Street North West	Chairman and Chief Executive Officer (since 2001)
Washington, D.C. 20080	Chairman, President, and Chief Executive Officer (2000-2001)
Chairman and Chief Executive Officer (1998-2000)
President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director	SBC Communications Inc.
175 East Houston, Room 5-A-50	Senior Vice President—Regulatory and Public Affairs
San Antonio, TX 78205	(since 1998)
Senior Vice President and Assistant General Counsel
(1995-1998)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Anthony Downs, Director	The Brookings Institution
1775 Massachusetts Ave., N.W.	Senior Fellow (since 1977)
Washington, DC 20036-2188

James L. Dunlap, Director	Ocean Energy, Inc.
2514 Westgate	Vice Chairman (1998-1999)
Houston, TX 77019	United Meridian Corporation
President and Chief Operating Officer (1996-1998)

William B. Ellis, Director	Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane	Senior Fellow (since 1995)
Glastonbury, CT 06033

Robert M. Furek, Director	Resolute Partners LLC
c/o Shipman & Goodwin	Partner (since 1997)
One American Row	State Board of Trustees for the Hartford School System
Hartford, CT 06103	Chairman (1997-2000)

Charles K. Gifford, Director	FleetBoston Financial
100 Federal Street, MA DE 10026A	President and Chief Executive Officer (since 2001)
Boston, MA 02110	President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer
(1995-1999)

William N. Griggs, Director	Griggs & Santow, Inc.
One State Street, 9th Floor	Managing Director (since 1983)
New York, NY 10004

William B. Marx, Jr., Director	Lucent Technologies
5 Peacock Lane	Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

John F. Maypole, Director	Peach State Real Estate Holding Company
55 Sandy Hook Road—North	Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O’Connell, Director, Chairman,	Massachusetts Mutual Life Insurance Company
President and Chief Executive Officer	Chairman (since 2000), Director, President and Chief Executive
1295 State Street	Officer (since 1999)
Springfield, MA 01111	American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director	Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500	Partner (since 2001)
Washington, D.C. 20006-1872	State of Montana
Governor (1993-2000)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Executive Vice Presidents:

Susan A. Alfano	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111

Frederick Castellani	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Howard Gunton	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President & CFO (since 2001)
Springfield, MA 01111	Senior Vice President & CFO (1999-2001)
AIG Life Insurance Co.
Senior Vice President & CFO (1973-1999)

James E. Miller	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111

Christine M. Modie	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and Chief Information Officer
Springfield, MA 01111	(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy	OppenheimerFunds, Inc.
1295 State Street	Chairman, President, and Chief Executive Officer
Springfield, MA 01111	(since 2001)
President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese	David L. Babson and Co. Inc.
1295 State Street	Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111	President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President and Chief Investment Officer
(since 1999)
Chief Executive Director—Investment Management
(1997-1999)

Matthew Winter	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1998-2001)
Vice President (1996-1998)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of MassMutual.

        The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The following entities are, or may be, controlled by MassMutual through direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

E. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

        F.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

        2.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

4. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

        h.)  OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers , on a subadvisory basis for a stated fee.

        i.)  OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

        2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

        7.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        10.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

        13.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

10. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        11.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

12. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Admiral Life Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

h. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

i. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc.—99.5%)

14. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

        G.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        H.  The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

        I.  Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

        J.  MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        A.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        On February 20, 2002 there were 12,371 Contract Owners in the Separate Account.

Item 28.    Indemnification

        Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

        Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

        Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

        Notwithstanding the foregoing, no indemnification shall be provided with respect to:

        (1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

        (2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

        (3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

        In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

        The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc., President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

H. Bradford Hoffman	Compliance Officer (06/18/2001)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Services

        Not Applicable.

Item 32.    Undertakings

        (a)  Not Applicable.

        (b)  The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

        (c)  The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

        (d)  The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

        (e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 7 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 7 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2002.

PANORAMA SEPARATE ACCOUNT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

/S / ROBERT J. O’CONNELL *
By:
Robert J. O’Connell
Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/S / RICHARD M. HOWE

*Richard M. Howe

On April 22, 2002, as Attorney-in-Fact pursuant
to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 to Registration Statement No. 333-01363 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2002

/s/ HOWARD GUNTON * Howard Gunton	Executive Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2002

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 22, 2002

/s/ JAMES R. BIRLE * James R. Birle	Director	April 22, 2002

/s/ GENE CHAO * Gene Chao	Director	April 22, 2002

Signature	Title	Date

JAMES H. DEGRAFFENREIDT James H. Degraffenreidt	Director

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 22, 2002

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 22, 2002

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 22, 2002

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 22, 2002

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 22, 2002

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 22, 2002

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 22, 2002

/s/ WILLIAM B. MARX , JR ..* William B. Marx, Jr.	Director	April 22, 2002

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 22, 2002

/s/ MARC RACICOT * Marc Racicot	Director	April 22, 2002

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2002, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

        As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 7 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James. M. Rodolakis
Counsel Massachusetts Mutual Life Insurance Company

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(a)	Consent of Independent Auditors’, Deloitte & Touche LLP